UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2018

CHS Inc.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-36079

Minnesota	41-0251095
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5500 Cenex Drive
Inver Grove Heights, Minnesota 55077
(Address of Principal Executive Offices) (Zip Code)

(651) 355-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On November 30, 2018, CHS Inc. (“CHS”) filed with the Securities and Exchange Commission (the “SEC”) a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) with respect to its Annual Report on Form 10-K for the year ended August 31, 2018. In the Form 12b-25, CHS stated the following:

“Due to the misstatement associated with the freight misstatements described above in PART III of this Form 12b-25, there were material changes to the Company’s income (loss) before income taxes for the fiscal years ended August 31, 2017, 2016, and 2015 and for the nine months ended May 31, 2018, and the Company’s income (loss) before income taxes for such periods will be restated.

The Company expects its restated income (loss) before income taxes for the fiscal years ended August 31, 2017, 2016 and 2015 to be approximately $(110.2) million, $402.1 million and $700.4 million, respectively. For the fiscal year ended August 31, 2018, the Company expects income before income taxes to be approximately $671.2 million.”

A copy of the Form 12b-25 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Such forward-looking statements include, but are not limited to, statements relating to expected results for the year ended August 30, 2018 and impacts of the restatement of CHS’s consolidated financial statements. These forward-looking statements are subject to risks, uncertainties and other factors, including discovery of information in addition to or different from the information upon which such forward-looking statements are based. As a result of these matters, actual results may differ materially from those projected and the actual adjustments reflected in the restated financial statements to be issued by the Company may differ materially from the anticipated results expressed or implied in the forward-looking statements made in the foregoing discussion. Factors that could affect CHS’s actual results include the results of the continuing review into the employee misconduct described in the Form 12b-25 and other various uncertainties disclosed in CHS’s reports filed with the SEC, including CHS’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017. CHS urges readers to take such factors and the possibility of such differences into account in any consideration of the forward-looking statements included in the foregoing and not to place undue reliance on such statements. The forward-looking statements included in the foregoing are made only as of the date of hereof, and CHS undertakes no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Form 12b-25 filed by CHS Inc. on November 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS INC.

Date: November 30, 2018	By:	/s/ James M. Zappa
James M. Zappa
Executive Vice President and General Counsel